Q1 2024 RESULTS

Nasdaq Global Market: CCLD, CCLDP, CCLDO



May 14, 2024

A leading provider of technology-enabled services and solutions that redefine the healthcare revenue cycle

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka (together, the "Offshore Offices") in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank, a division of First Citizens Bank, and other future debt facilities;
- Resume and then continue to pay our monthly dividends to the holders of our Series A and Series B preferred stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Effectively integrate, manage and keep our information systems secure and operational in the event of a cyber-attack;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including Adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Hosts for First Quarter 2024 Earnings Call



Mahmud Haq
Founder & Executive Chairman



A. Hadi Chaudhry
Chief Executive Officer



Stephen Snyder
President



Norman Roth
Interim CFO and Corporate Controller

CareCloud



CareCloud

A. Hadi Chaudhry

Chief Executive Officer

Key Priorities for 2024: Leveraging Strengths to Drive Profitability and Free Cash Flow

CareCloud's objective to drive profitability and free cash flow is underpinned by an organization-wide commitment to operating leverage and improving the Company's competitive position

$22M

Total Annualized Cost Savings

$15M

Cost Savings Realized in 2024

Commitment to reinstating the preferred stock dividend

CareCloud

cirrusAI: Revolutionizing Healthcare with AI

CareCloud's suite of products continue to encompass cutting-edge solutions that are ahead of the curve.

- cirrusAI Guide provides AI-Powered Clinical Decision Support
- cirrusAI Chat our AI-Powered Virtual Assistant
- cirrusAI Notes runs ambiently during patient visits to create a clinical note for the doctor's review; once accepted, this note is saved in the patient's chart within the EHR.


CareCloud
CIRRUS
cirrusAI

CareCloud



Stephen Snyder

President

Cost Reductions



$ in millions
$22
$15
Annualized cost savings
Cost savings realized



Norman Roth

CFO and Corporate Controller

Q1 2024 Highlights

	Q1			
		2023		2024
Revenue	$	30.0	$	26.0
GAAP operating (loss) income		(0.2)		0.1
GAAP net loss		(0.4)		(0.2)
Adjusted EBITDA		4.2		3.7
Cash flow from operations		1.0		4.1
Free cash flow		(2.0)		2.2

$ in millions. See reconciliations of non-GAAP results in the Appendix

CareCloud

2024 Guidance

Revenue



$ in millions
$117
$118 - $120
FY 2023
FY 2024
Actual
Guidance
Range

Adjusted EBITDA



$ in millions
$15
$21 - $23
FY 2023
FY 2024
Actual
Guidance
Range

CareCloud

See reconciliations of non-GAAP results in the Appendix

CareCloud

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Norman Roth, Chief Financial Officer
ir@carecloud.com

Bill Korn
ir@carecloud.com

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net loss	2023	Q1 2023	Q1 2024
GAAP net loss	**$ (48,674)**	**$ (401)**	**$ (241)**
(Benefit) provision for income taxes	(364)	65	39
Net interest expense	1,040	130	338
Foreign exchange / other expense	918	(8)	(5)
Stock-based compensation expense	4,716	1,072	(708)
Depreciation and amortization	14,402	3,038	3,930
Transaction and integration costs	286	72	12
Goodwill impairment charges	42,000	-	-
Net loss on lease terminations, unoccupied lease charges and restructuring costs	1,105	269	322
Adjusted EBITDA	**$ 15,429**	**$ 4,237**	**$ 3,687**

($000s) Net cash provided by operating activities to free cash flow	Q1 2023	Q1 2024
Net cash provided by operating activities	**$ 1,023**	**$ 4,066**
Purchases of property and equipment	(835)	(298)
Capitalized software and other intangible assets	(2,204)	(1,570)
Free cash flow	**$ 2,016**	**$ 2,198**
Net cash used in investing activities[1]	$ (3,039)	$ (1,868)
Net cash used in financing activities	$ (1,787)	$ (1,374)

[1] Net cash used in investing activities includes purchases of property and equipment and capitalized software and other intangible assets, which are also included in our computation of free cash flow.

CareCloud